UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

ATVROCKN

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54739

Nevada	27-4594495
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1813 Winners Cup Dr., Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

(702) 334-4008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

ATVRockN (the "Company") on January 31, 2014, underwent a change of control of ownership. J. Chad Guidry, the sole officer and director sold his ownership of 66,000,000 control shares to Hal B. Heyer, M.D. Dr. Heyer paid cash consideration of one hundred thousand ($100,000) for the 66,000,000 control shares (see Exhibit 99.1 entitled "Share Purchase Agreement").

The Company has 66,500,000 common shares issued and outstanding. The transfer of ownership of 66,000,000 shares represents 99.2% ownership in the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on January 31, 2014 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the U. S. Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after January 31, 2014 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of ATVRockN's common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER AND POSITION	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS BEFORE CONVERSION(1)	PERCENT OF CLASS AFTER CONVERSION(2)
Common Stock	Hal B. Heyer, M.D. (3)	66,000,000	99.2%	34.4%

Ownership upon conversion of Shareholders'
preferred stock

Common Stock	Legal Beagle Services (4)	125,000,000	0.0%	65.2%
Preferred Stock	Legal Beagle Services(4)(5)	1,250,000	100%	0%

DIRECTORS AND OFFICERS AS A GROUP
	(1 person)	66,000,000	99.2%	34.4%

(1)     Percent of Class based on 66,500,000 shares before conversion of registered preferred stock.

(2)     Percent of Class based on 191,500,000 shares after conversion of the 1,250,000 registered preferred stock.

(3)     Hal B. Heyer, M.D., 214 N. 34th Avenue East, Duluth, MN 55804.

(4)     Legal Beagle Services, 1499 MacDonald Ranch Dr., Henderson, NV 89012.

(5)     At any time and from time-to-time any holder of the Preferred Convertible shares may convert any or all of the shares of Series A Convertible Preferred Stock held by such holder at the ratio of one hundred (100) shares of Common Stock for every one (1) share of Series A Convertible Preferred Stock. However, the beneficial owner of such Series A Convertible Preferred Stock cannot not convert their Series A Convertible Preferred stock where they will beneficially own in excess of 4.9% of the shares of the Common Stock.

If Legal Beagle Services converts their registered preferred stock to common stock, they will own 65.2% of our common stock. This would result in a change of control of the Company.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 27, 2014, the Registrant accepted the resignation of J. Chad Guidry as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors, prior to accepting the resignation of J. Chard Guidry nominated Hal B. Heyer, M.D. to the Board of Directors, effective January 27, 2014. Dr. Heyer, accepted the nomination. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Hal B. Heyer, M.D. as Chairman, CEO, and Chief Accounting Officer.

The new Board Member was appointed to the Board based on the change of company, whereby the new Board Member purchased 99.2% of the 66,500,000 issued and outstanding shares of capital stock of the Company.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Hal B. Heyer, M.D.	57	Director, CEO, Chief Accounting Officer

Background of Hal B. Heyer, M.D.

1998- Present Anesthesiologist at Northshore Anesthesia , Duluth, MN

Medical Director, Lakewalk Surgery Center, Duluth, MN

Although Dr. Heyer's background in is the field of Anesthesiology, he has also been active in the business community. This includes, but not limited to his active part ownership in the following start-up businesses:

1)      Fasetto, a software company, Cloud storage offering secure and faster transfer of data

2)      Edsense, offering educational software programs

3)      BGR Mods, a gaming company

4)      Caliber II, consoles for X-Box, manufactured in China

5)      Magtech, manufacture of flameless heaters for oil rigs

6)      Clean Waste Systems Fargo, a medical and hazardous waste disposal using ozone degradation.

Education:

1974-1977 University of Minnesota, BS Degree.

1977-1981 Medical School of Medicine, Minneapolis, MN, MD Degree

1981-1982 Residency, internal Medicine, Abbott Northwestern

1982-1984 Anesthesiology, University of Minnesota Graduate School of Medicine

Medical Licensure:

Minnesota

Board Certification:

American Board of Anesthesiology

Item 8.01 - Other Items

In connection with the change of control of the registrant and the Share Purchase Agreement, the Seller agreed to use the funds from the Share Purchase Agreement to pay-off all debts owed by the Company. This also included the cancellation of 25,0000 Series B Preferred Shares that were used to secure a loan from a third party.

Item 9.01 – Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Share Purchase Agreement, dated January 31, 2014	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATVROCKN
Registrant

Date: January 31, 2014	By:/s/ J. Chad Guidry
J. Chad Guidry Outgoing CEO/Director By:_/s/ Hal B. Heyer, M.D._____________ Hal B. Heyer, M.D. Incoming CEO/Director